SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported):   November 9, 2000
                                                    ----------------------------


                               VIALOG CORPORATION
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             (Exact name of registrant as specified in its charter)



       Massachusetts                001-15527                 04-3305282
--------------------------      -------------------       ----------------------
      (State or other              (Commission             (I.R.S. Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)



                                 32 Crosby Drive
                          Bedford, Massachusetts 01730
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                    (Address of principal executive offices)



                                 (781) 761-6200
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               Registrant's telephone number, including area code



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        (Former name or former address, if changed since last report.)

Item 5.  Other Events

      On November 9, 2000, the Registrant issued for publication the press release attached as Exhibit 99.1 announcing the Registrant's financial results for the third quarter of 2000.

      On November 10, 2000, the Registrant hosted a conference call to discuss the Registrant's financial results and related business matters. A copy of the transcript of the conference call is attached as Exhibit 99.2. A copy of the slide presentation presented via webcast in conjunction with the conference call is attached as Exhibit 99.3.

Item 7.  Financial Statements and Exhibits

      (c)   Exhibits

            99.1 Press Release dated November 9, 2000 announcing Vialog's financial results for the third quarter of 2000.

            99.2 Transcript of conference call hosted by Registrant on November 10, 2000.

            99.3 Slide presentation presented via webcast in conjunction with the conference call.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                VIALOG CORPORATION


Date:  November 10, 2000                        By:   /s/ Kim A. Mayyasi
                                                      --------------------------
                                                      President & CEO

                                  EXHIBIT INDEX

          Exhibit

            99.1 Press Release dated November 9, 2000 announcing Vialog's financial results for the third quarter of 2000.

            99.2 Transcript of conference call hosted by Registrant on November 10, 2000.

            99.3 Slide presentation presented via webcast in conjunction with the conference call.